UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2022

Twin Vee Powercats Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40623	27-1417610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 S. US-1
Ft. Pierce, Florida 34982

(Address of principal executive offices)

(772) 429-2525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VEEE	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 29, 2022, Twin Vee Powercats Co. (the “Company” or “Twin Vee”) held its 2022 Annual Meeting of Stockholders at 3101 S. U.S. Highway 1, Fort Pierce, Florida 34982 (the “Annual Meeting”). As of October 11, 2022, the Company’s record date, there were a total of 9,520,000 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 6,628,828 shares of common stock were present in person or by proxy and, therefore, a quorum was present.

At the Annual Meeting, the Company’s stockholders, upon the unanimous recommendation of the Company’s board of directors: (a) voted in favor of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 8, 2022, by and between Twin Vee PowerCats Co. and Twin Vee Powercats, Inc. (“TVPC”); (b) elected each of Neil Ross and Bard Rockenbach to serve as Class I directors for a three-year term until the 2025 Annual Meeting and until his successor has been duly elected and qualified; (c) ratified the appointment of Grassi & Co. CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and (d) voted in favor of the amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 75,000,000 (the “Amendment”), to be effected at the discretion of the Board of Directors of the Company only in the event the Board of Directors still deems it advisable.

Each proposal is described in detail in the Company’s joint proxy statement/prospectus, dated October 31, 2022, which was filed with the SEC on October 31, 2022, and first mailed to the Company’s stockholders on November 4, 2022.

The voting results for each item of business voted upon at the Annual Meeting were as follows:

Proposal 1 — Approval of the Merger Agreement

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,752,258	57,631	2,050	816,889

Proposal 2 — Adjournment

Stockholders approved the adjournment of the Annual Meeting to a later date or dates if necessary to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposal 1, based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,793,076	16,834	2,029	816,889

Although Proposal 2 was approved, adjournment of the Annual Meeting was not necessary or appropriate because a quorum was present and the Company’s stockholders approved Proposal 1.

Proposal 3 — Election of Neil Ross and Bard Rockenbach to serve on the Twin Vee board of directors as Class I directors for a three-year term

	For	Withheld	Broker Non-Votes
Neil Ross	5,356,318	455,621	816,889
Bard Rockenbach	5,436,218	375,721	816,889

Proposal 4 — Ratification of the Selection of the Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,615,540	1,561	11,727	—

Proposal 5 — Approval of the Amendment to the Certificate of Incorporation of Twin Vee to increase the authorized shares of common stock from 50,000,000 to 75,000,000 if the Board of Directors deems it advisable

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,219,087	397,953	11,788	—

Proposal 6 — Adjournment

Stockholders approved the adjournment of the Annual Meeting to a later date or dates if necessary to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposal 5, based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,217,039	400,044	11,745	—

Although Proposal 6 was approved, adjournment of the Annual Meeting was not necessary or appropriate because a quorum was present and the Company’s stockholders approved Proposal 5.

Item 8.01. Other Events.

The Company plans to issue a press release announcing the closing of the merger, which is anticipated in the next few days following satisfaction of remaining conditions to closing.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning the anticipated closing of the merger. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: uncertainties as to the timing of the consummation of the merger and the ability of each of Twin Vee and TVPC to consummate the merger. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s joint proxy statement/prospectus filed with the SEC on October 31, 2022. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the United States Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2022	Twin Vee Powercats Co. (Registrant)

	By:	/s/ Joseph Visconti
	Name:	Joseph Visconti
	Title:	Chief Executive Officer and President

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